UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 17, 2013

HII TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

                   Delaware                                                           0-30291                                             03-0453686________

     (State or other jurisdiction                                           (Commission                                     (IRS Employer

             of incorporation)                                                  File Number)                                 Identification No.)

                                            710 North Post Oak Road, Suite 210 Houston, Texas                                         77024__

                                                       (Address of principal executive offices)                                               (Zip Code)

Registrant’s telephone number, including area code:

(713) 821-3157

__________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01

Regulation FD Disclosure.

The Annual Meeting Script and the Annual Meeting Slide Presentation to be used and presented as the annual meeting of shareholders on June 17, 2013 are attached hereto as Exhibits 99.1 and 99.2 respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

99.1

Annual Meeting Script

99.2

Annual Meeting Slide Presentation

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HII TECHNOLOGIES, INC.

(Registrant)

Date:  June 17, 2013

By:

/s/ Matthew C. Flemming

Matthew C. Flemming, President

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